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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 14, 2002
Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.
(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Brannan Street
San Francisco,
California 94107
(Address of principal
executive offices)

(415) 543-7696
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ADVENT SOFTWARE, INC.
FORM 8-K/A

Item 2. Acquisition or Disposition of Assets

        On March 1, 2002, Advent Software, Inc., a Delaware corporation (the "Registrant"), filed a Form 8-K to report its acquisition of Kinexus Corporation, a Delaware Corporation ("Kinexus") pursuant to an Agreement and Plan of Merger (the "Agreement") by and among Registrant, Kinexus and Kayak Acquisition Corp., ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of the Registrant    In that report, the Registrant indicated that it would file the information required by this Item 7 of Form 8-K no later than the date required by this item. The Registrant is filing this Current Report on Form 8-K/A to provide this financial information.

Item 7. Financial Statements and Exhibits

(a)
Financial statements of the business acquired.

        The following financial statements of Kinexus Corporation are filed with this report as Exhibit 99.1:

  (i)
  Audited balance sheet as of December 31, 2000.

  (ii)
  Audited statements of operations, shareholders equity (deficit) and cash flows for the year ended December 31, 2000.

        The following financial statements of Kinexus Corporation are filed with this report as Exhibit 99.2:

  (i)
  Audited balance sheet as of December 31, 2001.

  (ii)
  Audited statements of operations, shareholders equity (deficit) and cash flows for the year ended December 31, 2001.

(b)
Pro forma financial information.

        The following unaudited pro forma financial information is filed with this report as Exhibit 99.3:

  (i)
  Unaudited pro forma condensed combined balance sheet of Advent Software, Inc. as of December 31, 2001.

  (ii)
  Unaudited pro forma condensed combined statement of operations of Advent Software, Inc. for the year ended December 31, 2001.

  (iii)
  Notes to unaudited pro forma condensed combined financial information

(c)
Exhibits

        The following exhibits are filed herewith

Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 99.1	Kinexus Corporation audited balance sheet as of December 31, 2000 and statements of operations, shareholders equity (deficit) and cash flows for the year ended December 31, 2000
Exhibit 99.2	Kinexus Corporation audited balance sheet as of December 31, 2001 and statements of operations, shareholders equity (deficit) and cash flows for the year ended December 31, 2001
Exhibit 99.3
Unaudited pro forma condensed combined balance sheet of Advent Software, Inc. as of December 31, 2001. Unaudited pro forma condensed combined statement of operations of Advent Software, Inc. for the year ended December 31, 2001. Notes to unaudited pro forma condensed combined financial information.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENT SOFTWARE, INC.
	By:	/s/ IRV H. LICHTENWALD Irv H. Lichtenwald Executive Vice President and Chief Financial Officer
Date: April 30, 2002

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ADVENT SOFTWARE,INC. FORM 8–K/A
  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURES